UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2010
RXI PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Securities Holders
     At the Annual Meeting of Stockholders of RXi Pharmaceuticals Corporation (the “Company”) held on June 4, 2010, the stockholders voted on (i) the election of three director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal 2); (iii) the approval of the Company’s amended and restated 2007 Incentive Plan and the reservation of an additional 2,000,000 shares thereunder (Proposal 3) and (iv) the approval of a new Employee Stock Purchase Plan (Proposal 4). The results of the votes are set forth below:
Proposal 1 — The stockholders voted in favor of the election of each of the three nominated individuals to serve as Directors until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	For	Against	Broker Non-Votes

Sanford J. Hillsberg	6,516,005	699,644	8,591,946
Steven A. Kriegsman	6,422,310	793,339	8,591,946
Richard Chin	6,727,244	488,405	8,591,946
Proposal 2 — The stockholders voted in favor of the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010.

For	Against	Abstain

15,606,237	158,125	43,233
Proposal 3 — The stockholders approved the Company’s amended and restated 2007 Incentive Plan and the reservation of an additional 2,000,000 shares thereunder.

For	Against	Abstain

6,405,519	782,745	27,385
Proposal 4 — The stockholders approved the Company’s new Employee Stock Purchase Plan.

For	Against	Abstain

7,079,104	118,325	18,220
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Amended and Restated 2007 Equity Incentive Plan (filed as an exhibit to the Company’s Proxy Statement on Schedule 14A on April 23, 2010 (File No. 001-33958) and incorporated by reference herein)

10.2	Employee Stock Purchase Plan (filed as an exhibit to the Company’s Proxy Statement on Schedule 14A on April 23, 2010 (File No. 001-33958) and incorporated by reference herein)

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: June 10, 2010	By:	/s/ Amy Tata
		Name:	Amy Tata
		Title:	Principal Accounting Officer and Controller

Index to Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2007 Equity Incentive Plan (filed as an exhibit to the Company’s Proxy Statement on Schedule 14A on April 23, 2010 (File No. 001-33958) and incorporated by reference herein)

10.2	Employee Stock Purchase Plan (filed as an exhibit to the Company’s Proxy Statement on Schedule 14A on April 23, 2010 (File No. 001-33958) and incorporated by reference herein)